SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Ameritas Small Company Equity Portfolio
Prospectus dated April 30, 2009

Date of Supplement: August 21, 2009

Effective as of September 1, 2009, Calvert Asset Management Company, Inc. ("Calvert") is responsible for the day-to-day management of the Ameritas Small Company Equity Portfolio ("Portfolio"). This change was approved by both the Board of Directors of Calvert Variable Series, Inc. (the "Board"), and the independent Directors, in separate votes, at a special meeting of the Board held on August 6, 2009. An Information Statement detailing the management change has been provided to shareholders.

Accordingly, as of September 1, 2009, all references to OFI Institutional Asset Management, Inc. in the Prospectus are not applicable, and all references to the "Subadvisor" are replaced with references to the "Advisor". Specifically, as of September 1, 2009, the following revisions to the Prospectus are effective:

  The reference to "Subadvisor: OFI Institutional Asset Management, Inc." in the sidebar on page 3 is deleted.

  Under "Fees and Expenses" on page 6, the "Annual Fund Operating Expenses" section is deleted and replaced by the following text:

Annual Fund Operating Expenses1 (expenses that are deducted from Portfolio assets)
Management Fees	0.97%
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses	1.43%
Less fee waiver and/or expense reimbursement[3]	(0.10%)
Net Expenses	1.33%

  The "Subadvisor and Portfolio Managers" section on page 9 is deleted and replaced by the following text:

About the Portfolio Manager

Natalie A. Trunow, Calvert Senior Vice President and Head of Equities, is employed by the Advisor and will be primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager").

Information about the Portfolio Manager is provided in the chart below. The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation, and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Head of Equities, Calvert	Since August 2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities.

Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

  The "Advisory Fees" section on page 10 is deleted and replaced by the following text:

Advisory Fees

The aggregate annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 1.12% of the
Portfolio's average daily net assets ("Portfolio Assets"). Effective as of September 1, 2009, for as long as Calvert is the
Portfolio's sole investment advisor, the advisory fee is 0.92% on Portfolio Assets up to $50 million, 0.82% on the next
$50 million in Portfolio Assets and 0.67% on Portfolio Assets in excess of $100 million. The advisory fee does not include administrative fees.

A discussion regarding the basis for the approval by the Board of Directors of the Portfolio's investment advisory agreement is available in the Portfolio's most recent Annual Report covering the fiscal year ended December 31. A discussion regarding the basis for the approval by the Board of Directors of Calvert's day-to-day management of the Portfolio is available in the
Information Statement delivered to Portfolio shareholders on or about August 21, 2009.